EXHIBIT 99.1



                       WAUSAU-MOSINEE PAPER CORPORATION
                     APPOINTS DELOITTE & TOUCHE AS AUDITORS


 MOSINEE,  WI...JUNE  18,  2002...   Wausau-Mosinee Paper Corporation
 (NYSE:WMO) today announced the appointment of Deloitte & Touche LLP as independent auditors for 2002, replacing Arthur Andersen LLP who had been appointed on October 19, 2001

 WAUSAU-MOSINEE PAPER CORPORATION PRODUCES FINE PAPER AND WRITING
 PAPERS,  TECHNICAL SPECIALTY PAPERS, AND "AWAY-FROM-HOME" TOWEL
 AND TISSUE PRODUCTS.



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